UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 23, 2021

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado  80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 28, 2021, DMC Global Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the closing, on December 23, 2021, of the Company’s acquisition (the “Acquisition”) of 60% of Arcadia Products, LLC, a Colorado limited liability company that resulted from the conversion of Arcadia, Inc., a California corporation, following a tax reorganization (“Arcadia”) for consideration of $261 million in cash (excluding $7.6 million in acquired cash) and 551,458 shares of its common stock, par value $0.05 per share.

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and supplements the Original 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the Acquisition.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Arcadia as of and     for the years ended December 31, 2019 and 2020 are filed as Exhibit 99.1 and Exhibit 99.2 to this Amended 8-K and are incorporated herein by reference.

The unaudited financial statements of Arcadia as of and for the nine months ended September 30, 2021 are filed as Exhibit 99.3 to this Amended 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and for the nine months ended September 30, 2021, which combines the historical results of the Company and Arcadia after giving effect to the Acquisition (the “Pro Forma Financial Information”) is filed as Exhibit 99.4 to this Amended 8-K and incorporated herein by reference. An unaudited pro forma condensed combined balance sheet has not been presented as the Acquisition has already been fully reflected in the consolidated balance sheet included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 1, 2022.

Also included in this Amended 8-K is the consent of Windes Inc. consenting to the inclusion of its reports dated April 27, 2020 and May 7, 2021 and relating to the financial statements of Arcadia included as Exhibit 99.1, Exhibit 99.2, which is included as Exhibit 23.1. Also included in this Amended 8-K is the awareness letter of Windes Inc. regarding the inclusion of its report dated February 18, 2022 within Exhibit 99.3.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Arcadia would have achieved had the businesses been combined during the periods presented in the Pro Forma Financial Information and is not intended to project the future results that the combined businesses may achieve.

(d) Exhibits.

Exhibit Number	Description
15.1	Letter of Awareness from Windes Inc., independent public accounting firm of Arcadia, Inc.

23.1	Consent of Windes Inc., independent public accounting firm of Arcadia, Inc.

99.1	The audited financial statements of Arcadia, Inc. and the related notes thereto as of December 31, 2019 and the related report of Windes Inc., Arcadia, Inc.’s independent public accounting firm.

99.2	The audited financial statements of Arcadia, Inc. and the related notes thereto as of December 31, 2020 and the related report of Windes Inc., Arcadia, Inc.’s independent public accounting firm.

99.3	The unaudited financial statements of Arcadia, Inc. as of and for the nine months ended September 30, 2021 and the related report of Windes Inc., Arcadia, Inc.’s independent public accounting firm.

99.4	The unaudited Pro Forma Financial Information, which combines the historical financial statements of Arcadia, Inc. and DMC Global Inc., after giving effect to the Acquisition.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	March 11, 2022	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer